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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 29, 1999 on the financial statements of Vista Energy Resources, Inc. included in this Form 10-K, into Vista Energy Resources, Inc.'s previously filed Registration Statement Files Nos. 333-66929 and 333-66925.


                                                  ARTHUR ANDERSEN LLP


Dallas, Texas
March 29, 1999